     As filed with the Securities and Exchange Commission on July 13, 2005


                                                             File Nos. 333-96773
                                                                       811-08306

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No.
                                                                              []

Post-Effective Amendment No. 6
                                                                             [x]

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                              []
Amendment No. 45
                                                                             [x]

                        (Check Appropriate Box or Boxes)


              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                           (Exact Name of Registrant)


                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                              (Name of Depositor)

200 Park Avenue New York, NY
                                                                         10166

(Address of Depositor's Principal Executive Offices)                     (Zip
                                                                          Code)

              (Depositor's Telephone Number, including Area Code)
                                 (800) 989-3752

                    (Name and Address of Agent for Service)
                               Richard C. Pearson
                            Executive Vice President
                   First MetLife Investors Insurance Company
                            22 Corporate Plaza Drive
                            Newport Beach, CA 92660
                                 (949) 629-1317

                                   COPIES TO:

                                W. Thomas Conner
                        Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                           Washington, DC 20004-2415
                                 (202) 383-0590

                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[] immediately upon filing pursuant to paragraph (b) of Rule 485.


[] on (date) pursuant to paragraph (b) of Rule 485.

[x] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered: Individual Variable Annuity Contracts

     This registration statement incorporates herein by reference the three prospectuses and one statement of additional information, each dated May 1, 2005 for the Class VA, Class AA and Class B contracts, included in Post-Effective Amendment No. 5 to the registration statement on Form N-4
(File No. 333-96773) filed on April 28, 2005 pursuant to paragraph (b) of Rule 485.


     This registration statement incorporates herein by reference the supplement dated June 24, 2005 to the Class VA prospectus dated May 1, 2005 filed on Form 497 (File No. 333-96773) filed on June 24, 2005.

  FIRST METLIFE INVESTORS INSURANCE COMPANY FIRST METLIFE INVESTORS VARIABLE
                              ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 1, 2005
             TO THE PROSPECTUS DATED MAY 1, 2005 (AS SUPPLEMENTED)

This supplement describes an optional benefit, the Guaranteed Minimum Accumulation Benefit ("GMAB"), which may be added by rider to Class VA variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). The GMAB guarantees that at the Rider Maturity Date, your account value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the contract, less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date.

This supplement also describes another optional benefit, the Guaranteed Withdrawal Benefit ("GWB I"), which may be added by rider to Class VA contracts issued by us. The GWB I guarantees that the entire amount of purchase payments you make until termination of the rider will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. In addition, this supplement describes an enhanced version of the Guaranteed Withdrawal Benefit ("Enhanced GWB"), which, when approved, may be added by rider to Class VA contracts issued by us.

This supplement provides information in addition to that contained in the prospectus dated May 1, 2005 (as supplemented) for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  FEE TABLES AND EXAMPLES

In the "Periodic Fees and Expenses Table" in the "FEE TABLES AND EXAMPLES" section of the prospectus, add the following:

GUARANTEED WITHDRAWAL BENEFIT AND ENHANCED
  GUARANTEED WITHDRAWAL BENEFIT RIDER      0.50% of the Guaranteed Withdrawal Amount
  CHARGE PRIOR TO OPTIONAL RESET           (Note 3)

GUARANTEED WITHDRAWAL BENEFIT AND ENHANCED
  GUARANTEED WITHDRAWAL BENEFIT RIDER      0.95% of the Guaranteed Withdrawal Amount
  CHARGE UPON OPTIONAL RESET (MAXIMUM)     (Note 3)

Note 3. See "Access to Your Money -- Guaranteed Withdrawal Benefit" for a definition of the term Guaranteed Withdrawal Amount.

Add the following to the "Periodic Fees and Expenses Table":

  GUARANTEED MINIMUM ACCUMULATION BENEFIT 0.75% of the Guaranteed Accumulation
    RIDER CHARGE                          Amount (Note 4)

                                                                  SUPP-GMABNYVA

Note 4. See "Access to Your Money -- Guaranteed Minimum Accumulation Benefit" for a definition of the term Guaranteed Accumulation Amount.

The "Examples" in the "FEE TABLES AND EXAMPLES" section of the prospectus are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. We intend to offer the Enhanced GWB rider when approved. Until the Enhanced GWB rider is available,
(1) selecting the Annual Step-Up Death Benefit rider and the GMAB rider is the most expensive way to purchase the contract for a 1 or 3 year time period, and
(2) selecting the Annual Step-Up Death Benefit rider and the GWB I rider is the most expensive way to purchase the contract for a 5 or 10 year time period, assuming you elect the Optional Reset of the GWB I on the fifth contract anniversary and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%. When the Enhanced GWB rider is available, selecting the Annual Step-Up Death Benefit rider and the Enhanced GWB rider will be the most expensive way to purchase the contract for a 3, 5 and 10 year time period, assuming you elect the Optional Reset of the Enhanced GWB on the third contract anniversary and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%. Therefore, we are replacing Chart 1 and the introduction to Chart 2 and adding Charts 3 and 4.

Replace Chart 1 with the following:

CHART 1. Chart 1 assumes that you select the Annual Step-Up Death Benefit rider and the Guaranteed Minimum Accumulation Benefit rider, which is the most expensive way to purchase the contract for a 1 and 3 year time period prior to the availability of the Enhanced GWB rider.

   (1)  IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                             TIME PERIODS
         1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
-----------------------------------------------------------------------------------------------------------
         (a) $                      (a) $                      (a) $                      (a) $
         (b) $                      (b) $                      (b) $                      (b) $

   (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                             TIME PERIODS
         1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
-----------------------------------------------------------------------------------------------------------
         (a) $                      (a) $                      (a) $                      (a) $
         (b) $                      (b) $                      (b) $                      (b) $

Replace the first sentence in Chart 2 with the following:

CHART 2. Chart 2 assumes you do not select the optional death benefit rider, the Guaranteed Minimum Income Benefit rider, the Guaranteed Minimum Accumulation Benefit rider, or a Guaranteed Withdrawal Benefit rider, which is the least expensive way to purchase the contract.

Add the following below Chart 2:

CHART 3. Chart 3 assumes that you select the Annual Step-Up Death Benefit rider and the GWB I rider and elect the Optional Reset of the GWB I and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%, which is the most expensive way to purchase the contract for a 5 and 10 year time period prior to the availability of the Enhanced GWB rider.

   (1)  IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                             TIME PERIODS
         1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
-----------------------------------------------------------------------------------------------------------
         (a) $                      (a) $                      (a) $                      (a) $
         (b) $                      (b) $                      (b) $                      (b) $

   (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                             TIME PERIODS
         1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
-----------------------------------------------------------------------------------------------------------
                   (a) $                      (a) $                      (a) $                      (a) $
                   (b) $                      (b) $                      (b) $                      (b) $

CHART 4. Chart 4 assumes that, when the Enhanced GWB rider is available, you select the Annual Step-Up Death Benefit rider and the Enhanced GWB rider and elect the Optional Reset of the Enhanced GWB and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%, which will be the most expensive way to purchase the contract for a 3, 5 and 10 year period.

   (1)  IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                                             TIME PERIODS
         1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
-----------------------------------------------------------------------------------------------------------
                   (a) $                      (a) $                      (a) $                      (a) $
                   (b) $                      (b) $                      (b) $                      (b) $

   (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                                             TIME PERIODS
         1 YEAR                    3 YEARS                    5 YEARS                    10 YEARS
-----------------------------------------------------------------------------------------------------------
                   (a) $                      (a) $                      (a) $                      (a) $
                   (b) $                      (b) $                      (b) $                      (b) $

   2.  EXPENSES

In the "EXPENSES" section of the prospectus, add the following:

GUARANTEED WITHDRAWAL BENEFIT -- RIDER CHARGE

We offer a Guaranteed Withdrawal Benefit ("GWB I") rider which you can select when you purchase the contract. When available, we will offer the Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB") rider instead of the GWB I rider (see "Access to Your Money -- Guaranteed Withdrawal Benefit"). Collectively, we will refer to these two riders as the "GWB." If you elect the GWB, a charge is deducted from your account value on each contract anniversary. The charge is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Access to Your Money
-- Guaranteed Withdrawal Benefit") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. The GWB rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each account bears to your total account value. We take amounts from the investment options that are part of the Separate
Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person) or the contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of such change. If you elect an Optional Reset of the GWB on the 3rd (Enhanced GWB only) or 5th contract anniversary or thereafter as permitted, we may increase the GWB rider charge to the charge applicable to current contract purchases at the time of the reset but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If the GWB I rider is in effect, the GWB rider charge will continue even if your Benefit Base equals zero. If the Enhanced GWB rider is in effect, the GWB rider charge will not continue if your Benefit Base equals zero.

GUARANTEED MINIMUM ACCUMULATION BENEFIT -- RIDER CHARGE

We offer a Guaranteed Minimum Accumulation Benefit ("GMAB") rider which you can select when you purchase the contract. If you elect the GMAB, a charge is deducted from your account value on each contract anniversary. The charge is equal to 0.75 % of the GMAB Guaranteed Accumulation Amount (see "Access to Your Money -- Guaranteed Minimum Accumulation Benefit") at the end of the prior contract year. The GMAB rider charge is deducted from your account value pro rata from your contract's Asset Allocation Program portfolio and the EDCA account in the ratio each account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value or you apply your account value to an annuity option, we will assess a pro rata portion of the rider charge based on the number of whole months since the last contract anniversary.

   3.  ANNUITY PAYMENTS (THE INCOME PHASE)

Add the following to the discussion of the Guaranteed Minimum Income Benefit in the "ANNUITY PAYMENTS (THE INCOME PHASE)" section of the prospectus:

You may not have this benefit in effect at the same time as the Guaranteed Minimum Accumulation Benefit or the Guaranteed Withdrawal Benefit.

   4.  ACCESS TO YOUR MONEY

In the "ACCESS TO YOUR MONEY" section of the prospectus, add the following:

GUARANTEED WITHDRAWAL BENEFIT

You may elect the Guaranteed Withdrawal Benefit ("GWB I") as an optional rider to your contract. You may elect the GWB I rider prior to age 86 at the time you purchase a contract. The GWB I is a guaranteed minimum withdrawal benefit that guarantees the complete return of your purchase payments -- plus a 5% bonus amount -- over time. You may begin taking withdrawals immediately or at a later time. The GWB I is intended to protect you against poor market performance only if your annual withdrawals or amounts applied to an annuity option are less than or equal to a specified amount as described in more detail below. However, the GWB I does not establish or guarantee an account value or minimum return for any investment portfolio. Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Once elected, the GWB I rider cannot be terminated except as described below. You may not have the GWB I benefit in effect at the same time as the Enhanced GWB, GMAB or GMIB benefits. The GWB I guarantees that, PROVIDED WITHDRAWALS OR AMOUNTS APPLIED TO AN ANNUITY OPTION DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT (THE INITIAL ANNUAL BENEFIT PAYMENT IS CURRENTLY 7% OF YOUR INITIAL PURCHASE PAYMENT PLUS THE GWB BONUS AMOUNT) IN ANY CONTRACT YEAR, the total payments that you or your beneficiary will receive from the contract over time will equal or exceed the Guaranteed Withdrawal Amount, which initially equals your purchase payments (and any applicable GWB Bonus Amount).

   IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB I GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER

TIME MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT. HOWEVER, THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (WHICH DOES NOT DECREASE DUE TO WITHDRAWALS) UNTIL TERMINATION OF THE CONTRACT.

BENEFIT BASE. Your initial BENEFIT BASE is equal to the initial GUARANTEED WITHDRAWAL AMOUNT, calculated as your initial purchase payment plus the GWB Bonus Amount. Thereafter, the Benefit Base is calculated separately from the Guaranteed Withdrawal Amount. Your Benefit Base will change as purchase payments and withdrawals are made, or as the result of an Optional Reset, while your Guaranteed Withdrawal Amount may change only as purchase payments are made, or as the result of an Optional Reset.

The Benefit Base is equal to:

  . Your initial purchase payment, increased by any applicable GWB Bonus Amount (currently, 5% for the initial purchase payment);

  . Increased by each subsequent purchase payment, and by any applicable GWB Bonus Amount (currently, 5% of each subsequent purchase payment);

  . Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire account value to an annuity option); and

  . If a Benefit Paid from your contract is not payable to the contract owner or contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person) or results in cumulative Benefits Paid for the current contract year exceeding the Annual Benefit Amount, and the resulting Benefit Base exceeds the account value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your account value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate, currently 7%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of the Annual Benefit Payment before the subsequent purchase payment and the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment.

Benefits Paid from your contract have the following effect. If annual Benefits Paid from your contract do not exceed the Annual Benefit Payment, the Annual Benefit Payment will not decrease. If a Benefit Paid from your contract does result in annual Benefits Paid during a contract year exceeding the Annual Benefit Payment or is not payable to the contract owner or contract owner's bank account (or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the Benefit Paid multiplied by the GWB Withdrawal Rate.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 701/2. A beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) may be required to take such withdrawals which must commence, in accordance with tax regulations, by the end of the calendar year following the year of the owner's death. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the GWB I rider.

GUARANTEED WITHDRAWAL AMOUNT. The initial Guaranteed Withdrawal Amount is equal to your initial purchase payment plus the GWB Bonus Amount. The total amount guaranteed to be withdrawn over time may be less than the Guaranteed Withdrawal Amount if your annual withdrawals exceed the Annual Benefit Payment.

However, the Guaranteed Withdrawal Amount is always the amount against which the GWB rider charge is calculated. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of the (1) Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount.

OPTIONAL RESET. An Optional Reset can result in an increase of the Annual Benefit Payment, the Benefit Base, the Guaranteed Withdrawal Amount and the GWB rider charge. The Optional Reset can result in a decrease of the Annual Benefit Payment and Guaranteed Withdrawal Amount if the account value before the reset was less than the Guaranteed Withdrawal Amount. Starting with the fifth contract anniversary prior to the owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your account value is larger than the Benefit Base immediately before the reset. We must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least five years since the last Optional Reset. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest joint owner is used to determine the birthday. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. The reset will:

  . Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the account value on the date of the reset plus the applicable GWB Bonus Amount (currently, 0%);

  . Reset your Annual Benefit Payment equal to the account value on the date of the reset multiplied by the GWB Withdrawal Rate (currently 7%); and

  . Reset the GWB rider charge equal to the then current level we charge at the time of the reset, up to the Maximum Optional Reset Fee Rate (currently 0.95%).

The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. Locking in a higher Benefit Base increases your total future guaranteed withdrawal payments, but may decrease the amount of the Annual Benefit Payment if, before the reset, the account value is less than the Guaranteed Withdrawal Amount.

TERMINATION OF THE GWB I RIDER.  The GWB I rider will terminate:

    1. When you take a total withdrawal of your account value;

    2. The date you apply your account value to an annuity option;

    3. When your account value is not sufficient to pay the charge for this benefit (whatever account value is available will be applied to pay the annual GWB rider charge);

    4. When the owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 86 years old, or the annuitant dies if the owner is a non-natural person;

    5. There is a change in owners, joint owners or annuitants (if the owner is a non-natural person); or

    6. When the contract is terminated.

ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the GWB rider charge and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the owner (or the annuitant if the owner is a non-natural person) or to your beneficiary, if you or the annuitant should die, on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code.

If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while this benefit is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit instead of the standard death benefit or the Annual Step-Up death benefit, if those benefits had been purchased by the owner(s). Otherwise, the provisions of those death benefits will determine the amount of the death benefit.

If the beneficiary elects the Benefit Base as the death benefit under the GWB I rider, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently then annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a nonqualified contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, where the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and non-qualified contracts subject to
Section 72(s)). If you terminate the GWB I rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the GWB rider charge; or (3) the contract owner or joint owner (or the annuitant if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 86 years old, you may not make additional purchase payments under the contract.

(See Appendix [  ] for examples of the GWB I.)

ENHANCED GUARANTEED WITHDRAWAL BENEFIT

When approved, we will offer an enhanced version of the Guaranteed Withdrawal Benefit rider ("Enhanced GWB") instead of the GWB I rider. This version is the same as the GWB I rider described above, except with the following enhancements: (1) favorable treatment of required minimum distribution withdrawals; (2) availability of an optional reset every three contract years;
(3) waiver of the GWB rider charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth contract anniversary. A description of these features follows.

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 701/2. These required distributions may be larger than your Annual Benefit Payment. After the first contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY.

OPTIONAL RESET. Starting with the third contract anniversary prior to the owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the GWB I, we must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the owner's 86th birthday.

GWB RIDER CHARGE. Unlike the GWB I described above, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.

CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our administrative procedures (currently we require you to submit your request to cancel in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.

You may not have the Enhanced GWB benefit in effect at the same time as the GWB I, GMAB or GMIB benefits.

(See Appendix [  ] for examples of the Enhanced GWB.)

GUARANTEED MINIMUM ACCUMULATION BENEFIT

You may elect the Guaranteed Minimum Accumulation Benefit ("GMAB") as an optional rider to your contract. The GMAB guarantees that your account value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your account value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply additional amounts to increase your account value so that it is equal to the guaranteed amount.

If you elect the GMAB rider, we require you to allocate your purchase payments and all of your account value to one of the Asset Allocation Program portfolios available in your contract (the MetLife Aggressive Strategy and the MetLife Growth Strategy Portfolios are not available for this purpose). You may also allocate purchase payments to the EDCA program, provided that your destination investment portfolio is one of the available Asset Allocation Program portfolios. No transfers are permitted while this rider is in effect. The Asset Allocation Program portfolio you choose will determine the percentage of purchase payments that equal the guaranteed amount. The Asset Allocation Program portfolios available if you choose the GMAB rider, the percentage of purchase payments that determine the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:

                                          GUARANTEED AMOUNT     YEARS TO RIDER
               PORTFOLIO               (% OF PURCHASE PAYMENTS) MATURITY DATE
  ----------------------------------------------------------------------------
  MetLife Defensive Strategy Portfolio           130%              10 years

  MetLife Moderate Strategy Portfolio.           120%              10 years

  MetLife Balanced Strategy Portfolio.           110%              10 years

You may elect the GMAB rider when you purchase the contract, up through age 80. This benefit is intended to protect you against poor investment performance during the accumulation phase of your contract. However, you may not elect the GMAB rider if you have also elected a GWB rider or GMIB rider.

BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your account value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related withdrawal charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determine the guaranteed amount range from 110% to 130%, depending on the Asset Allocation Program portfolio you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your contract that is shown on your contract schedule page (currently $5 million). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation

Amount above the maximum. However, if you make a withdrawal of account value that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your account value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.

On your contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which Asset Allocation Program portfolio you have selected. When you make a withdrawal from the contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related withdrawal charge) bears to the total account value.

   EXAMPLE:

   Assume your account value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the contract. The withdrawal amount is 10% of the account value. Therefore, after the withdrawal, your account value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your contract's account value to its Guaranteed Accumulation Amount. If the account value is less than the Guaranteed Accumulation Amount, we will contribute to your account value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Asset Allocation Program portfolio you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA account).

If your account value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your account value. The GMAB rider terminates at the Rider Maturity Date. We no longer deduct the rider charge after that date, and the related investment requirements and restrictions will no longer apply.

If your account value is reduced to zero for any reason other than a full withdrawal of the account value or application of the entire account value to an annuity option, but your contract has a positive Guaranteed Accumulation Amount remaining, the contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient account value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the account value.

Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day GMAB Eligibility Period lose significant value, if the account value, which includes all purchase payments, is equal to the target percentage amount of your purchase payments made during the 120 day period (depending on the Asset Allocation Program portfolio you have selected), then no Guaranteed Accumulation Payment is made.

   EXAMPLE:

   Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Portfolio. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your account value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000-$0 = $11,000).

   In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Balanced Strategy Portfolio. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your account value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your account value is $11,000. We would not pay a Guaranteed Accumulation Payment because the account value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000-$11,000 = $0).

RIDER TERMINATION. The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your account value to an annuity option; and (5) the date of death of the owner or joint owner (or annuitant if the owner is a non-natural person) unless the beneficiary is the spouse of the owner and elects to continue the contract under the spousal continuation provisions of the contract.

Once the rider is terminated, the GMAB rider charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.

CANCELLATION. You have a one-time right to cancel this optional benefit to take effect on your fifth contract anniversary. We must receive your request in writing within the 90-day period after your fifth contract anniversary. Your request takes effect on the next business day after we receive it. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

               22 Corporate Plaza Drive  Telephone: 800-989-3752
               Newport Beach, CA 92660

               200 Park Avenue
               New York, NY 10166

APPENDIX [      ]
GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

A.  How Withdrawals Affect the Benefit Base

    1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 x 5% Bonus). Assume that the account value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

    2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the account value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the account value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, reducing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C.  How Withdrawals Affect the Annual Benefit Payment

    1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

    2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the account value had increased to $150,000, the account value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a sub-

                                     [ ]-1
sequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E.  Putting It All Together

    1.  When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your account value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals         Value        Base
                 -------        -----------        -------      -------
 0                    0                0           100,000      105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350            7,350            42,650       75,600
 5                7,350            7,350            35,300       68,250
 6                7,350            7,350            27,950       60,900
 7                7,350            7,350            20,600       53,550
 8                7,350            7,350            13,250       46,200
 9                7,350            7,350             5,900       38,850
10                7,350            7,350                 0       31,500
11                7,350            7,350                 0       24,150
12                7,350            7,350                 0       16,800
13                7,350            7,350                 0        9,450
14                7,350            7,350                 0        2,100
15                2,100            2,100                 0            0
16
17
18

    2.  When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would now be the amount guaranteed to be available to be withdrawn over time.

                                     [ ]-2

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals         Value        Base
                 -------        -----------        -------      -------
 0                   $0               $0          $100,000     $105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350           10,000            40,000       40,000
 5                2,800            2,800            37,200       37,200
 6                2,800            2,800            34,400       34,400
 7                2,800            2,800            31,600       31,600
 8                2,800            2,800            28,800       28,800
 9                2,800            2,800            26,000       26,000
10                2,800            2,800            23,200       23,200
11                2,800            2,800            20,400       20,400
12                2,800            2,800            17,600       17,600
13                2,800            2,800            14,800       14,800
14                2,800            2,800            12,000       12,000
15                2,800            2,800             9,200        9,200
16                2,800            2,800             6,400        6,400
17                2,800            2,800             3,600        3,600
18                2,800            2,800               800          800

F. How the Optional Reset Works if Elected on the 5/th/ Contract Anniversary (may be elected prior to age 86)

Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The account value on the fifth contract anniversary grew due to market performance to $195,850. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $195,850, and the Annual Benefit Payment would become 7% x $195,850 = $13,710.

The account value on the tenth contract anniversary grew due to market performance to $250,488. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $250,488, and the Annual Benefit Payment would become 7% x $250,488 = $17,534.

The account value on the fifteenth contract anniversary grew due to market performance to $395,016. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $395,016, and the Annual Benefit Payment would become 7% x $395,016 = $27,651.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                     [ ]-3

                                    [CHART]

              Annual Benefit     Cumulative       Account
                Payment         Withdrawals        Value
              --------------    -----------       -------
 1              $ 7,350.00      $  7,350.00      $105,000.00
 2                7,350.00        14,700.00       125,000.00
 3                7,350.00        22,050.00       130,000.00
 4                7,350.00        29,400.00       145,000.00
 5                7,350.00        36,750.00       185,000.00
 6               13,709.50        50,459.50       195,850.00
 7               13,709.50        64,169.00       175,000.00
 8               13,709.50        77,878.50       185,200.00
 9               13,709.50        91,588.00       189,300.00
10               13,709.50       105,297.50       205,200.00
11               17,534.16       122,831.70       250,488.00
12               17,534.16       140,365.80       260,322.00
13               17,534.16       157,900.00       245,000.00
14               17,534.16       175,434.10       285,000.00
15               17,534.16       192,968.30       315,000.00
16               27,651.12       220,619.40       395,016.00
17               27,651.12       248,270.50       410,100.00
18               27,651.12       275,921.70       425,200.00
19               27,651.12       303,572.80       420,200.00
20               27,651.12       331,223.90       452,000.00



G. How the Optional Reset Works if Elected on the 3/rd/ Contract Anniversary (may be elected prior to age 86)

Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $100,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).

The account value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

The account value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The account value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

                                     [ ]-4

                        [CHART]

       Annual
      Benefit    Cumulative    Account
      Payment    Withdrawls    Balance
      -------    ----------    -------
1       7350         7350      105000
2       7350        14700      125000
3       7350        22050      130000
4      10385        32435      148350
5      10385        42819      185000
6      10385        53204      195000
7      12590        65794      179859
8      12590        78384      210000
9      12590        90974      223000
10     19781       110755      282582
11     19781       130535      270000
12     19781       150316      278000
13         0            0      315000



                                     [ ]-5

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 1, 2005
                      TO THE PROSPECTUS DATED MAY 1, 2005

This supplement describes an optional benefit, the Guaranteed Withdrawal Benefit ("GWB I"), which may be added by rider to Class AA contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). The GWBI guarantees that the entire amount of purchase payments you make until termination of the rider will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This supplement also describes an enhanced version of the Guaranteed Withdrawal Benefit ("Enhanced GWB"), which, when approved, may be added by rider to Class AA contracts issued by us. This supplement provides information in addition to that contained in the prospectus dated May 1, 2005 for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  FEE TABLES AND EXAMPLES

In the "Periodic Fees and Expenses Table" in the "FEE TABLES AND EXAMPLES" section of the prospectus, add the following:

GUARANTEED WITHDRAWAL BENEFIT AND ENHANCED
  GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGE 0.50% of the Guaranteed Withdrawal Amount
  PRIOR TO OPTIONAL RESET                    (Note 3)
GUARANTEED WITHDRAWAL BENEFIT AND ENHANCED
  GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGE 0.95% of the Guaranteed Withdrawal Amount
  UPON OPTIONAL RESET (MAXIMUM)              (Note 3)

Note 3. See "Access to Your Money -- Guaranteed Withdrawal Benefit" for a definition of the term Guaranteed Withdrawal Amount.

The "Examples" in the "FEE TABLES AND EXAMPLES" section of the prospectus are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. We intend to offer the Enhanced GWB rider when approved. Until the Enhanced GWB rider is available, (1) selecting the Annual Step-Up Death Benefit rider and the Guaranteed Minimum Income Benefit rider is the most expensive way to purchase the contract for a 1 and 3 year time period, and (2) selecting the Annual Step-Up Death Benefit rider and the GWB I rider is the most expensive way to purchase the contract for a 5 and 10 year time period, assuming you elect the Optional Reset of the GWB I on the fifth contract anniversary and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%. When the Enhanced GWB rider is available, selecting the Annual Step-Up Death Benefit rider and the Enhanced GWB rider will be the most expensive way to purchase the contract for a 3, 5 and 10 year time period, assuming you elect the Optional Reset of the Enhanced GWB on the third contract anniversary and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%. Therefore, we are replacing the introduction to Chart 2 and adding Charts 3 and 4.

Replace the first sentence in Chart 2 with the following:

CHART 2. Chart 2 assumes you do not select the optional death benefit rider, the Guaranteed Minimum Income rider or a Guaranteed Withdrawal Benefit rider, which is the least expensive way to purchase the contract.

                                                                  SUPP-GWBEAANY

Add the following below Chart 2:

CHART 3. Chart 3 assumes that you select the Annual Step-Up Death Benefit rider and the GWB I rider and elect the Optional Reset of the GWB I and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%, which is the most expensive way to purchase the contract for a 5 and 10 year time period prior to the availability of the Enhanced GWB rider.

   (1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                       [expense examples to be provided]

   (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                       [expense examples to be provided]

CHART 4. Chart 4 assumes that, when the Enhanced GWB rider is available, you select the Annual Step-Up Death Benefit rider and the Enhanced GWB rider and elect the Optional Reset of the Enhanced GWB and as a result, the GWB rider charge increases to the maximum charge permitted on an Optional Reset of 0.95%, which will be the most expensive way to purchase the contract for a 3, 5 and 10 year period.

   (1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                       [expense examples to be provided]

   (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                       [expense examples to be provided]

2.  EXPENSES

In the "EXPENSES" section of the prospectus, add the following:

GUARANTEED WITHDRAWAL BENEFIT -- RIDER CHARGE

We offer a Guaranteed Withdrawal Benefit ("GWB I") rider which you can select when you purchase the contract. When available, we will offer the Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB") rider instead of the GWB I rider (see "Access to Your Money -- Guaranteed Withdrawal Benefit"). Collectively, we will refer to these two riders as the "GWB." If you elect the GWB, a charge is deducted from your account value on each contract anniversary. The charge is equal to 0.50% of the Guaranteed Withdrawal Amount (see "Access to Your Money -- Guaranteed Withdrawal Benefit") on the applicable contract anniversary, prior to taking into account any Optional Reset occurring on such contract anniversary. The GWB rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person) or the contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of such change. If you elect an Optional Reset of the GWB on the 3rd (Enhanced GWB only) or 5th contract anniversary or thereafter as permitted, we may increase the GWB rider charge to the charge applicable to current contract purchases at the time of the reset but no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount. If the GWB I rider is in effect, the GWB rider charge will continue even if your Benefit Base equals zero. If the Enhanced GWB rider is in effect, the GWB rider charge will not continue if your Benefit Base equals zero.

3.  ACCESS TO YOUR MONEY

Add the following to the discussion of the Guaranteed Withdrawal Benefit in the "ACCESS TO YOUR MONEY" section of the prospectus:

GUARANTEED WITHDRAWAL BENEFIT

You may elect the Guaranteed Withdrawal Benefit ("GWB I") as an optional rider to your contract. You may elect the GWB I rider prior to age 86 at the time you purchase a contract. The GWB I is a guaranteed minimum withdrawal benefit that guarantees the complete return of your purchase payments -- plus a 5% bonus amount -- over time. You may begin taking withdrawals immediately or at a later time. The GWB I is intended to protect you against poor market performance only if your annual withdrawals or amounts applied to an annuity option are less than or equal to a specified amount as described in more detail below. However, the GWB I does not establish or guarantee an account value or minimum return for any investment portfolio. Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Once elected, the GWB I rider cannot be terminated except as described below. You may not have the GWB I benefit in effect at the same time as the Enhanced GWB or GMIB benefits.

The GWB I guarantees that, PROVIDED WITHDRAWALS OR AMOUNTS APPLIED TO AN ANNUITY OPTION DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT (THE INITIAL ANNUAL BENEFIT PAYMENT IS CURRENTLY 7% OF YOUR INITIAL PURCHASE PAYMENT PLUS THE GWB BONUS AMOUNT) IN ANY CONTRACT YEAR, the total payments that you or your beneficiary will receive from the contract over time will equal or exceed the Guaranteed Withdrawal Amount, which initially equals your purchase payments (and any applicable GWB Bonus Amount).

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB I GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT. HOWEVER, THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (WHICH DOES NOT DECREASE DUE TO WITHDRAWALS) UNTIL TERMINATION OF THE CONTRACT.

BENEFIT BASE. Your initial BENEFIT BASE is equal to the initial GUARANTEED WITHDRAWAL AMOUNT, calculated as your initial purchase payment plus the GWB Bonus Amount. Thereafter, the Benefit Base is calculated separately from the Guaranteed Withdrawal Amount. Your Benefit Base will change as purchase payments and withdrawals are made, or as the result of an Optional Reset, while your Guaranteed Withdrawal Amount may change only as purchase payments are made, or as the result of an Optional Reset.

The Benefit Base is equal to:

..  Your initial purchase payment, increased by any applicable GWB Bonus Amount
   (currently, 5% for the initial purchase payment);

..  Increased by each subsequent purchase payment, and by any applicable GWB
   Bonus Amount (currently, 5% of each subsequent purchase payment);

.. Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable withdrawal charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire account value to an annuity option); and

.. If a Benefit Paid from your contract is not payable to the contract owner or contract owner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person) or results in cumulative Benefits Paid for the current contract year exceeding the Annual Benefit Amount, and the resulting Benefit Base exceeds the account value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your account value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

ANNUAL BENEFIT PAYMENT. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate, currently 7%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of the Annual Benefit Payment before the subsequent purchase payment and the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment.

Benefits Paid from your contract have the following effect. If annual Benefits Paid from your contract do not exceed the Annual Benefit Payment, the Annual Benefit Payment will not decrease. If a Benefit Paid from your contract does result in annual Benefits Paid during a contract year exceeding the Annual Benefit Payment or is not payable to the contract owner or contract owner's bank account (or the annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the Benefit Paid multiplied by the GWB Withdrawal Rate.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 701/2. A beneficiary under a decedent's IRA (or where otherwise offered, under any other contract which is being "continued" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) may be required to take such withdrawals which must commence, in accordance with tax regulations, by the end of the calendar year following the year of the owner's death. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the GWB I rider.

GUARANTEED WITHDRAWAL AMOUNT. The initial Guaranteed Withdrawal Amount is equal to your initial purchase payment plus the GWB Bonus Amount. The total amount guaranteed to be withdrawn over time may be less than the Guaranteed Withdrawal Amount if your annual withdrawals exceed the Annual Benefit Payment. However, the Guaranteed Withdrawal Amount is always the amount against which the GWB rider charge is calculated. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of the (1) Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount.

OPTIONAL RESET. An Optional Reset can result in an increase of the Annual Benefit Payment, the Benefit Base, the Guaranteed Withdrawal Amount and the GWB rider charge. The Optional Reset can result in a decrease of the Annual Benefit Payment and Guaranteed Withdrawal Amount if the account value before the reset was less than the Guaranteed Withdrawal Amount. Starting with the fifth contract anniversary prior to the owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your account value is larger than the Benefit Base immediately before the reset. We must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least five years since the last Optional Reset. If the owner is a non-natural person, the annuitant's age is the basis for determining the birthday. If there are joint owners, the age of the oldest joint owner is used to determine the birthday. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. The reset will:

.. Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the account value on the date of the reset plus the applicable GWB Bonus Amount (currently, 0%);

.. Reset your Annual Benefit Payment equal to the account value on the date of the reset multiplied by the GWB Withdrawal Rate (currently 7%); and

.. Reset the GWB rider charge equal to the then current level we charge at the time of the reset, up to the Maximum Optional Reset Fee Rate (currently 0.95%).

The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. Locking in a higher Benefit Base increases your total future guaranteed withdrawal payments, but may decrease the amount of the Annual Benefit Payment if, before the reset, the account value is less than the Guaranteed Withdrawal Amount.

TERMINATION OF THE GWB I RIDER.  The GWB I rider will terminate:

    1. When you take a total withdrawal of your account value;

    2. The date you apply your account value to an annuity option;

    3. When your account value is not sufficient to pay the charge for this benefit (whatever account value is available will be applied to pay the annual GWB rider charge);

    4. When the owner dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 86 years old, or the annuitant dies if the owner is a non-natural person;

    5. There is a change in owners, joint owners or annuitants (if the owner is a non-natural person); or

    6. When the contract is terminated.

ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the GWB rider charge and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the owner (or the annuitant if the owner is a non-natural person) or to your beneficiary, if you or the annuitant should die, on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code.

If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while this benefit is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit instead of the standard death benefit or the Annual Step-Up death benefit, if those benefits had been purchased by the owner(s). Otherwise, the provisions of those death benefits will determine the amount of the death benefit.

If the beneficiary elects the Benefit Base as the death benefit under the GWB I rider, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently then annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a nonqualified contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, where the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and non-qualified contracts subject to
Section 72(s)). If you terminate the GWB I rider because (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the GWB rider charge; or (3) the contract owner or joint owner (or the annuitant if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 86 years old, you may not make additional purchase payments under the contract.

(See Appendix [  ] for examples of the GWB I.)

ENHANCED GUARANTEED WITHDRAWAL BENEFIT

When approved, we will offer an enhanced version of the Guaranteed Withdrawal Benefit rider ("Enhanced GWB") instead of the GWB I rider. This version is the same as the GWB I rider described above, except with the following enhancements: (1) favorable treatment of required minimum distribution withdrawals; (2) availability of an optional reset every three contract years;
(3) waiver of the GWB rider charge if the Benefit Base is zero; and (4) ability to cancel the rider within a 90-day period following the fifth contract anniversary. A description of these features follows.

REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 701/2. These required distributions may be larger than your Annual Benefit Payment. After the first contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY.

OPTIONAL RESET. Starting with the third contract anniversary prior to the owner's 86th birthday, you may ask us to reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount. Similar to the Optional Reset described above for the GWB I, we must receive your request in writing within a 30-day period prior to that contract anniversary. You may elect an Optional Reset at any subsequent contract anniversary as long as it has been at least three years since the last Optional Reset and it is prior to the owner's 86th birthday.

GWB RIDER CHARGE. Unlike the GWB I described above, we will not continue to assess the GWB rider charge if your Benefit Base equals zero.

CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our administrative procedures (currently we require you to submit your request to cancel in writing to our Annuity Service Center) during the 90-day period following your fifth contract anniversary. Such cancellation will take effect upon our receipt of your request. If you cancel the Enhanced GWB rider, you may not re-elect it.

You may not have the Enhanced GWB benefit in effect at the same time as the GWB I or GMIB benefits.

(See Appendix [  ] for examples of the Enhanced GWB.)

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                22 Corporate Plaza Drive Telephone: 800-989-3752
                Newport Beach, CA 92660

APPENDIX [      ]
GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

A.  How Withdrawals Affect the Benefit Base

    1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 x 5% Bonus). Assume that the account value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

    2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the account value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the account value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, reducing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

C.  How Withdrawals Affect the Annual Benefit Payment

    1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

    2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the account value had increased to $150,000, the account value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a sub-

                                     [ ]-1
sequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

E.  Putting It All Together

    1.  When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your account value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals         Value        Base
                 -------        -----------        -------      -------
 0                    0                0           100,000      105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350            7,350            42,650       75,600
 5                7,350            7,350            35,300       68,250
 6                7,350            7,350            27,950       60,900
 7                7,350            7,350            20,600       53,550
 8                7,350            7,350            13,250       46,200
 9                7,350            7,350             5,900       38,850
10                7,350            7,350                 0       31,500
11                7,350            7,350                 0       24,150
12                7,350            7,350                 0       16,800
13                7,350            7,350                 0        9,450
14                7,350            7,350                 0        2,100
15                2,100            2,100                 0            0
16
17
18

    2.  When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would now be the amount guaranteed to be available to be withdrawn over time.

                                     [ ]-2

                                    [CHART]

              Annual Benefit    Cumulative         Account      Benefit
                 Payment        Withdrawals         Value        Base
                 -------        -----------        -------      -------
 0                   $0               $0          $100,000     $105,000
 1                7,350            7,350            85,000       97,650
 2                7,350            7,350            68,000       90,300
 3                7,350            7,350            50,000       82,950
 4                7,350           10,000            40,000       40,000
 5                2,800            2,800            37,200       37,200
 6                2,800            2,800            34,400       34,400
 7                2,800            2,800            31,600       31,600
 8                2,800            2,800            28,800       28,800
 9                2,800            2,800            26,000       26,000
10                2,800            2,800            23,200       23,200
11                2,800            2,800            20,400       20,400
12                2,800            2,800            17,600       17,600
13                2,800            2,800            14,800       14,800
14                2,800            2,800            12,000       12,000
15                2,800            2,800             9,200        9,200
16                2,800            2,800             6,400        6,400
17                2,800            2,800             3,600        3,600
18                2,800            2,800               800          800

F. How the Optional Reset Works if elected on the 5/th/ contract anniversary (may be elected prior to age 86)

Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

The account value on the fifth contract anniversary grew due to market performance to $195,850. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $195,850, and the Annual Benefit Payment would become 7% x $195,850 = $13,710.

The account value on the tenth contract anniversary grew due to market performance to $250,488. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $250,488, and the Annual Benefit Payment would become 7% x $250,488 = $17,534.

The account value on the fifteenth contract anniversary grew due to market performance to $395,016. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $395,016, and the Annual Benefit Payment would become 7% x $395,016 = $27,651.

The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                     [ ]-3

                                    [CHART]

              Annual Benefit     Cumulative       Account
                Payment         Withdrawals        Value
              --------------    -----------       -------
 1              $ 7,350.00      $  7,350.00      $105,000.00
 2                7,350.00        14,700.00       125,000.00
 3                7,350.00        22,050.00       130,000.00
 4                7,350.00        29,400.00       145,000.00
 5                7,350.00        36,750.00       185,000.00
 6               13,709.50        50,459.50       195,850.00
 7               13,709.50        64,169.00       175,000.00
 8               13,709.50        77,878.50       185,200.00
 9               13,709.50        91,588.00       189,300.00
10               13,709.50       105,297.50       205,200.00
11               17,534.16       122,831.70       250,488.00
12               17,534.16       140,365.80       260,322.00
13               17,534.16       157,900.00       245,000.00
14               17,534.16       175,434.10       285,000.00
15               17,534.16       192,968.30       315,000.00
16               27,651.12       220,619.40       395,016.00
17               27,651.12       248,270.50       410,100.00
18               27,651.12       275,921.70       425,200.00
19               27,651.12       303,572.80       420,200.00
20               27,651.12       331,223.90       452,000.00



G. How the Optional Reset Works if elected on the 3/rd/ contract anniversary (may be elected prior to age 86)

Assume that a contract had an initial purchase payment of $100,000 and the fee is .50%. The initial account value would be $100,000, the initial Benefit Base would be $100,005, the Guaranteed Withdrawal Amount would be $100,000 and the Annual Benefit Payment would be $5,000 (assuming you began withdrawing in your first year).

The account value on the third contract anniversary grew due to market performance to $148,350. Assume the fee remains at .50%. If an Optional Reset is elected, the charge would remain at .50%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

The account value on the sixth contract anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590.

The account value on the ninth contract anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected, the charge would remain at .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

                                     [ ]-4

                        [CHART]

       Annual
      Benefit    Cumulative    Account
      Payment    Withdrawls    Balance
      -------    ----------    -------
1       7350         7350      105000
2       7350        14700      125000
3       7350        22050      130000
4      10385        32435      148350
5      10385        42819      185000
6      10385        53204      195000
7      12590        65794      179859
8      12590        78384      210000
9      12590        90974      223000
10     19781       110755      282582
11     19781       130535      270000
12     19781       150316      278000
13         0            0      315000



                                     [ ]-5

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 1, 2005
                        TO PROSPECTUS DATED MAY 1, 2005

This supplement describes an optional benefit, the Guaranteed Withdrawal Benefit ("GWB"), which may be added by rider to Class A and Class B variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). The GWB guarantees that the entire amount of purchase payments you make until termination of the rider will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. This supplement provides information in addition to that contained in the prospectus dated May 1, 2005 for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  FEE TABLES AND EXAMPLES

Add the following to the "Periodic Fees and Expenses Table" in the "FEE TABLES AND EXAMPLES" section of the prospectus:

GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGE 0.25% of the Guaranteed Withdrawal Amount
                                                                            (Note 2)

Note 2. See "Access to Your Money -- Guaranteed Withdrawal Benefit" for a definition of the term Guaranteed Withdrawal Amount.

2.  EXAMPLES

The "Examples" in the "FEE TABLES AND EXAMPLES" section of the prospectus are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. Chart 1 in the "Examples" section illustrates the most expensive way to purchase the contract.
                                   ----
Chart 2 in the "Examples" section of the prospectus illustrates the least
                                                                    -----
expensive way to purchase the contract. Chart 1 assumes purchase of the optional Annual Step-Up death benefit rider. With the availability of the GWB rider, the most expensive way to purchase the contract is now purchasing both the optional Annual Step-Up death benefit rider and the GWB rider. Therefore, we are replacing Chart 1 and the introduction to Chart 2.

For Class A contracts, replace Chart 1 with the following:

CHART 1. Chart 1 assumes you select the optional Annual Step-Up death benefit rider and the Guaranteed Withdrawal Benefit rider, regardless of whether you surrender or annuitize the contract or not, which is the most expensive way to purchase the contract.

                     [new expense examples to be provided]

For Class B contracts, replace Chart 1 with the following:

CHART 1. Chart 1 assumes that you select the optional Annual Step-Up death benefit rider and the Guaranteed Withdrawal Benefit rider, which is the most expensive way to purchase the contract.

                                                                SUPP-GWBIIIABNY

   (1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:

                     [new expense examples to be provided]

   (2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:

                     [new expense examples to be provided]

For Class A contracts, replace the first sentence in Chart 2 with the following:

CHART 2. Chart 2 assumes you do not select the optional death benefit rider or the Guaranteed Withdrawal Benefit rider, regardless of whether you surrender or annuitize the contract or not, which is the least expensive way to purchase the contract.

For Class B contracts, replace the first sentence in Chart 2 with the following:

CHART 2. Chart 2 assumes you do not select the optional death benefit rider or the Guaranteed Withdrawal Benefit rider, which is the least expensive way to purchase the contract.

3.  EXPENSES

Add the following as a new section in the "EXPENSES" section of the prospectus:

GUARANTEED WITHDRAWAL BENEFIT RIDER CHARGE

We offer a Guaranteed Withdrawal Benefit ("GWB") rider that you can select when you purchase the contract. If you elect the GWB rider, a charge is deducted from your account value on each contract anniversary beginning with the first contract anniversary following your election of the rider. The charge for the GWB rider is equal to 0.25% of the Guaranteed Withdrawal Amount (see "Access to Your Money -- Guaranteed Withdrawal Benefit") on the applicable contract anniversary. The GWB rider charge is deducted from your account value pro rata from each investment portfolio and the EDCA account in the ratio each account bears to your total account value. We take amounts from the investment options that are part of the Separate Account by canceling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your account value, you apply your account value to an annuity option, there is a change in owners, joint owners or annuitants (if the owner is a non-natural person), or the contract terminates (except for a termination due to death), a pro rata portion of the rider charge will be assessed based on the number of full months from the last contract anniversary to the date of such change.

We do not assess the GWB rider charge if your Benefit Base equals zero.

4.  ACCESS TO YOUR MONEY

Add the following as a new section in the "ACCESS TO YOUR MONEY" section of the prospectus:

GUARANTEED WITHDRAWAL BENEFIT

We offer an optional Guaranteed Withdrawal Benefit ("GWB") for an additional charge. You may elect the GWB rider at the time you purchase the contract, prior to age 86. Once elected, the GWB cannot be terminated except as described below.

The GWB guarantees that the entire amount of purchase payments you make until termination of the rider will be returned to you through a series of withdrawals which you may begin taking immediately or at a later time, provided withdrawals in any contract year do not exceed the maximum amount allowed. The total amount you are guaranteed to receive is the "Guaranteed Withdrawal Amount." This means that regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you.

This GWB guarantee applies ONLY IF YOUR ANNUAL WITHDRAWALS ARE LESS THAN OR EQUAL TO THE MAXIMUM AMOUNT ALLOWED, CALLED THE ANNUAL BENEFIT PAYMENT, WHICH IS DESCRIBED IN MORE DETAIL BELOW. However, the GWB does not establish or guarantee an account value or minimum return for any investment portfolio. Income taxes and penalties may apply to your withdrawals. For the Class B contracts, withdrawal charges may apply to withdrawals during the first contract year unless you take the necessary steps to elect such withdrawals under a Systematic Withdrawal Program.

IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT. THIS REDUCTION MAY BE SIGNIFICANT. HOWEVER, THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (WHICH DOES NOT DECREASE DUE TO WITHDRAWALS) UNTIL THE TERMINATION OF THE CONTRACT.

DESCRIPTION OF GWB

BENEFIT BASE. At issue, the Guaranteed Withdrawal Amount is the maximum total amount of money that you are guaranteed to receive over time under the GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through annual withdrawals under the GWB rider. Your initial Benefit Base is set at an amount equal to your initial purchase payment. Your Benefit Base will change with each purchase payment made. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your account value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.

The Benefit Base is equal to:

..  Your initial purchase payment;

..  Increased by each subsequent purchase payment made;

.. Less the amount of any withdrawals; provided, however, that if a withdrawal from your contract is not payable to the contract owner or contract owner's bank account (or to the annuitant or annuitant's bank account, if the owner is a non-natural person), or results in cumulative withdrawals (including charges) for the current contract year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the account value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base after the decrease for the withdrawal and your account value after the decrease for the withdrawal.

ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each contract year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate. The GWB Withdrawal Rate is currently 5%. The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.

It is important that you carefully manage your annual withdrawals. To retain the GWB guarantees, your annual withdrawals (including any applicable withdrawal charges) cannot exceed the Annual Benefit Payment each contract year. If a withdrawal from your contract does result in annual withdrawals (including any applicable withdrawal charges) during a contract year exceeding the Annual Benefit Payment or is not payable to the contract owner or contract owner's bank account (or to the annuitant or annuitant's bank account, if the owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. The new Annual Benefit Payment will equal the lower of: (1) the Annual Benefit Payment before the withdrawal and (2) your account value after the decrease for the withdrawal (including any applicable withdrawal charges) multiplied by the GWB Withdrawal Rate. This reduction may be significant.

You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given contract year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit is 5% of your Benefit Base and you withdraw 3% one year, you cannot then withdraw 7% the next year without exceeding your Annual Benefit Payment.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 701/2. A beneficiary under a decedent's IRA (or where otherwise offered, under any other contract that is being "continued" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases) may be required to take such withdrawals which must commence, in accordance with tax regulations, by the end of the calendar year following the year of the owner's death. These required distributions may be larger than the Annual Benefit Payment. After the first contract year, we will increase your Annual Benefit Payment to equal your required minimum distribution amount for that year, if such amounts are greater than your Annual Benefit Payment. YOU MUST BE ENROLLED IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN ANNUAL BENEFIT PAYMENT. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY.

GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the GUARANTEED WITHDRAWAL AMOUNT, which is initially set at an amount equal to your initial purchase payment. The Guaranteed Withdrawal Amount may increase with additional purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. If your Guaranteed Withdrawal Amount increases, the amount of the GWB rider charge we deduct will increase since the charge is a percentage of your Guaranteed Withdrawal Amount.

TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 591/2, a 10% federal tax penalty may apply.

CANCELLATION. You (or your spouse, upon spousal continuation of the contract) may elect to cancel the GWB rider in accordance with our administrative procedures (currently we require you to submit your cancellation request in writing to our Annuity Service Center) during the 90-day period following the 5th contract anniversary. Such cancellation will take effect upon our receipt of the request. Otherwise, the rider may not be canceled. If the GWB rider is canceled, it may not be re-elected.

TERMINATION.  The GWB rider will terminate upon the earliest business day we:

(1)process your request for a total withdrawal of your account value;

(2)process your request to apply your account value to an annuity option;

(3)determine that your account value is not sufficient to pay the charge for the GWB rider (whatever account value is available will be applied to pay the annual GWB rider charge);

(4)receive due proof of the owner's death and a beneficiary claim form, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 86 years old, or the annuitant dies if the owner is a non-natural person; note:
   (1) if the spouse elects to continue the contract (so long as the spouse is less than 86 years old and the GWB rider is in effect at the time of continuation), all terms and conditions of the GWB rider will apply to the surviving spouse; and (2) we will not terminate the rider until we receive both due proof of the owner's death and a beneficiary claim form, which means we will continue to deduct the GWB rider charge until we receive this information;

(5)process a change in owners, joint owners, or annuitants (if the owner is a non-natural person);

(6)process the termination of your contract; or

(7)process your request for cancellation of the GWB rider.

ADDITIONAL INFORMATION. If you take a full withdrawal of your account value and the withdrawal does not exceed the Annual Benefit Payment, or your account value is reduced to zero because you do not have a sufficient account value to pay the GWB rider charge and your Benefit Base after the withdrawal is more than zero, we will commence making payments to the owner or joint owner (or the annuitant if the owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the joint owner (or the annuitant if the owner is a non-natural person) dies while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.

If you cancel the rider or apply your entire account value to an annuity option, we will not deduct the GWB rider charge from your account value after we deduct the charge on the effective date of the cancellation or the application of your account value to an annuity option. We will not pay any benefits as a result of the rider on or after the effective date of the cancellation or the application of your account value to an annuity option.

If the owner or joint owner (or the annuitant if the owner is a non-natural person) should die while the GWB rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit instead of the standard death benefit or the Annual Step-Up death benefit, if those benefits had been purchased by the owner(s). Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit shall be payable under the GWB rider.

If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently then annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the contract is a nonqualified contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the owner (or the annuitant, where the owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

We reserve the right to accelerate any payment that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and non-qualified contracts subject to
Section 72(s)). If you terminate the GWB rider because: (1) you make a total withdrawal of your account value; (2) your account value is insufficient to pay the GWB rider charge; or (3) the contract owner or joint owner (or the annuitant if the owner is a non-natural person) dies, except where the beneficiary or joint owner is the spouse of the owner and the spouse elects to continue the contract and the spouse is less than 85 years old, you may not make additional purchase payments under the contract.

(See Appendix [  ] for examples of the GWB.)

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                22 Corporate Plaza Drive Telephone: 800-989-3752
                Newport Beach, CA 92660

APPENDIX [      ]
GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties.

A.  How Withdrawals Affect the Benefit Base

    1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000. Assume that the account value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $100,000 - $10,000 = $90,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $100,000 exceeds the Benefit Base of $90,000, no further reduction to the Benefit Base is made.

    2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000. Assume that the account value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $90,000 and the account value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the account value of $80,000 is less than the Benefit Base of $90,000, a further reduction of the $10,000 difference is made, bringing the Benefit Base to $80,000.

B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000 and the initial Annual Benefit Payment would be $5,000. If $5,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $75,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $75,000 + $10,000 = $85,000. The Annual Benefit Payment would be reset to the greater of a) $5,000 (the Annual Benefit Payment before the second purchase payment) and b) $4,250 (5% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $5,000.

C.  How Withdrawals Affect the Annual Benefit Payment

    1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000 and the initial Annual Benefit Payment would be $5,000. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the account value by an additional $1,000, the account value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $5,000, the Annual Benefit Payment would be reset to the lower of a) $5,000 (the Annual Benefit Payment before the withdrawal) and b) $4,500 (5% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would be reset to $4,500.

    2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000 and the initial Annual Benefit Payment would be $5,000. If a withdrawal of $10,000 was made two years later after the account value had increased to $150,000, the account value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, the Annual Benefit Payment would be reset to the lower of a) $5,000 (the Annual Benefit Payment before the withdrawal) and b) $7,000 (5% multiplied by the account value after the withdrawal). In this case the Annual Benefit Payment would remain at $5,000.

D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount

An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $100,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $75,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $75,000 + $10,000 = $85,000. The

                                     [ ]-1

Guaranteed Withdrawal Amount would be reset to the greater of a) $100,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $85,000 (the Benefit Base after the second purchase payment). In this case, the Guaran-
 teed Withdrawal Amount would remain at $100,000.

E.  Putting It All Together

    1.  When Withdrawals Do Not Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000, the Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000. Assume that the Benefit Base was reduced to $85,000 due to 3 years of withdrawing $5,000 each year and assume that the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $5,000 at this time, your account value would be reduced to $50,000 - $5,000 = $45,000. Your Benefit Base would be reduced to $85,000 - $5,000 = $80,000. Since the withdrawal of $5,000 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment would remain at $5,000.

                        [CHART]

       Annual
      Benefit      Actual     Account      Benefit
      Payment    Withdrawls   Balance       Base
      -------    ----------   -------      -------
 0         0           0       100000      100000
 1      5000        5000        85000       95000
 2      5000        5000        68000       90000
 3      5000        5000        50000       85000
 4      5000        5000        45000       80000
 5      5000        5000        40000       75000
 6      5000        5000        35000       70000
 7      5000        5000        30000       65000
 8      5000        5000        25000       60000
 9      5000        5000        20000       55000
10      5000        5000        15000       50000
11      5000        5000        10000       45000
12      5000        5000         5000       40000
13      5000        5000            0       35000
14      5000        5000            0       30000
15      5000        5000            0       25000
16      5000        5000            0       20000
17      5000        5000            0       15000


    2.  When Withdrawals Do Exceed the Annual Benefit Payment

An initial purchase payment is made of $100,000. The initial Benefit Base would be $100,000, the Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000. Assume that the Benefit Base was reduced to $85,000 due to 3 years of withdrawing $5,000 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your account value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $85,000 - $10,000 = $75,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Benefit Base would be greater than the resulting account value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the account value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $5,000 and 5% x $40,000 = $2,000. The Guaranteed Withdrawal Amount would remain at $100,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                     [ ]-2

                        [CHART]

       Annual
      Benefit      Actual     Account      Benefit
      Payment    Withdrawls   Balance       Base
      -------    ----------   -------      -------
 0         0            0      100000       100000
 1      5000         5000       85000        95000
 2      5000         5000       68000        90000
 3      5000         5000       50000        85000
 4      5000        10000       40000        40000
 5      2000         2000       38000        38000
 6      2000         2000       36000        36000
 7      2000         2000       34000        34000
 8      2000         2000       32000        32000
 9      2000         2000       30000        30000
10      2000         2000       28000        28000
11      2000         2000       26000        26000
12      2000         2000       24000        24000
13      2000         2000       22000        22000
14      2000         2000       20000        20000
15      2000         2000       18000        18000
16      2000         2000       16000        16000
17      2000         2000       14000        14000


                                     [ ]-3

                                    PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements
  ------------------------------------------------------------------------------

The following financial statements of the Separate Account are included in Part
 B hereof:



1.     Report of Independent Registered Public Accounting Firm.


2.     Statement of Assets and Liabilities of December 31, 2004.

3.     Statement of Operations for the year ended December 31, 2004.

4. Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003.

5.     Notes to Financial Statements-December 31, 2004 and 2003.

The following financial statements of the Company are included in Part B hereof:


1.     Independent Auditors' Report.


2.     Balance Sheets as of December 31, 2004 and 2003.

3.     Statements of Income for the years ended December 31, 2004, 2003 and
2002.

4. Statements of Stockholder's Equity for the years ended December 31, 2004, 2003 and 2002.

5.     Statements of Cash Flows for the years ended December 31, 2004, 2003 and
2002.

6.     Notes to Financial Statements.

b. Exhibits
  ------------------------------------------------------------------------------

1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account.(1)

2.     Not Applicable.

3.   (i)
     Principal Underwriter's and Selling Agreement. (effective January 1,
2001).(8)

  (ii) Amendment to Principal Underwriter's and Selling Agreement. (Effective January 1, 2002).(8)

4.   (i)
     Individual Flexible Purchase Payment Deferred Variable Annuity
Contract.(2)

  (ii)      Fixed Account Rider.(2)

  (iii)      Enhanced Dollar Cost Averaging Rider.(2)

  (iv)      Three Month Market Entry Rider.(2)

  (v)      Death Benefit Rider - (Annual Step-Up).(2)

  (vi) Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider.(2)

  (vii)      Waiver of Withdrawal Charge for Terminal Illness Rider.(2)

  (viii)      Individual Retirement Annuity Endorsement.(2)

  (ix)      Roth Individual Retirement Annuity Endorsement.(2)

  (x)      401 Plan Endorsement.(2)

  (xi)      Tax Sheltered Annuity Endorsement.(2)

  (xii)      Unisex Annuity Rates Rider.(2)

  (xiii)      Simple Individual Retirement Annuity Endorsement.(2)

  (xiv)      Individual Retirement Annuity Endorsement 6023.1 (9/02).(8)

  (xv)      Tax Sheltered Annuity Endorsement 6026.1 (9/02),(8)

  (xvi)      Roth Individual Retirement Annuity Endorsement 6024.1 (9/02).(8)

  (xvii)      401 (a)/403 (a) Plan Endorsement 6025.1 (9/02).(8)

  (xviii)      Simple Individual Retirement Annuity Endorsement 6276 (9/02).(8)



  (xix) Endorsement (Name change effective February 5, 2001. First Metlife Investors Insurance Company; formerly First Cova Life Insurance Company)(4)

  (xx) Guaranteed Withdrawal Benefit Rider FMLI-690-2 (11/05) (filed herewith)

  (xxi) Guaranteed Withdrawal Benefit Endorsement FMLI-GWB (11/05)-E (filed herewith)

  (xxii)      Form of Contract Schedule 6028-3 (11/05)-A (filed herewith)

  (xxiii)     Guaranteed Minimum Accumulation Rider - Living Benefit (GMAB)
FULI-670-1 (11/05)


5.   (i)
     Form of Variable Annuity Application.(3)

  (ii)      Form of Variable Annuity Application Class AA 4515 (5/04)
(APPA-504AANY)(6)


  (iii)      Form of Variable Annuity Application Class B 4516 (5/04)
(APPVA-504BNY)(6)

  (iv) Form of Variable Annuity Application Class AA 4515 (7/04) (APPVA-704AANY) (filed herewith)

  (v) Form of Variable Annuity Application Class B 4516 (4/05) (APPVA-505BNY) (filed herewith)

  (vi)     Form of Variable Annuity Application Class VA 4467 (7/05)

APPVA1105VANY (filed herewith)
6.   (i)
     Copy of Articles of Incorporation of the Company.(1)

  (ii)      Copy of Amended and Restated Bylaws of the Company.(3)

7.   (i)
     Reinsurance Agreement between First MetLife Investors Insurance Company and Metropolitan Life Insurance Company.(5)

8.   (i)
     Form of Fund Participation Agreement by and among AIM Variable Insurance
        Funds, Inc., AIM Distributors, Inc., First Cova Life Insurance Company and Cova Life Sales Company (April 3, 2000)(4)

  (ii) Participation Agreement among First MetLife Investors Insurance Company, Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (May 1, 2001)(3)

  (iii) Fund Participation Agreement between First MetLife Investors Insurance Company, and each of Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Funds, Inc. (d/b/a Dreyfus Stock Index
       Fund) (April 27, 2001)(3)

  (iv) Participation Agreement by and among First MetLife Investors Insurance Company, Fidelity Distributors Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (May 11, 2001)(3)

  (v) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and First Cova Financial Life Insurance Company (September 1, 2000)(3)

  (vi) Participation Agreement among MFS Variable Insurance Trust, First Cova Life Insurance Company and Massachusetts Financial Services Company (April 2000)(4)

  (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and First MetLife Investors Insurance Company (February 12, 2001)(3)

  (viii) Participation Agreement among First MetLife Investors Insurance Company, Pimco Variable Insurance Trust and Pimco Funds Distributors LLC (March 1, 2001)(3)

  (ix) Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc. and First Cova Life Insurance Company (June 15, 2000) and Amendment dated May 1, 2001 to Participation Agreement(3)

  (x) Participation Agreement by and between Scudder Variable Series I and First MetLife Investors Insurance Company (May 1, 2001)(3)

  (xi) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and First MetLife Investors Insurance Company (February 1, 2001)(8)

9.     Opinion and Consent of Counsel(6)


10.   (i)
     Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) (to be filed by amendment)

  (ii) Consent of Counsel (Sutherland, Asbill & Brennan LLP) (to be filed by amendment)

  (iii) Consent of Counsel (First MetLife Investors Insurance Company) (to be filed by amendment)


11.     Not Applicable.

12.     Not Applicable.


13.   (i)
     Powers of Attorney for James P. Bossert, Michael K. Farrell, Elizabeth M.
        Forget, George Foulke, Francis A.



       Goodhue, III, Richard A. Hemmings, Hugh C. McHaffie, Richard C. Pearson, Thomas A. Price, Jeffrey A. Tupper, Robert L. Davidow and Lisa S. Kuklinski.(7)

  (ii)      Power of Attorney for Matthew K. Wessel (filed herewith)


(1) incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on December 30, 1999.

(2) incorporated herein by reference to Registrant's Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on July 19, 2002.

(3) incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on October 15, 2002.

(4) incorporated by reference to Registrant's Post-Effective Amendment No. 7 to Form N-4 (File Nos. 033-74174 and 811-08306) as electronically filed on May 1, 2001.

(5) incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on April 30, 2003.

(6) incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on April 27, 2004.

(7) incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96775 and 811-08306) as electronically filed on April 29, 2004.

(8) incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-96773 and 811-08306) as electronically filed on November 2, 2004.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:



NAME AND PRINCIPAL BUSINESS ADDRESS        POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------      -------------------------------------------
Michael K. Farrell                         Chairman of the Board, President,
22 Corporate Plaza Drive                   Chief Executive Officer and Director
Newport Beach, CA 92660
Norse N. Blazzard                          Director
4401 West Tradewinds Avenue
Suite 207
Lauderdale by the Sea, FL 33308
Matthew K.Wessel                           Vice President and Chief Financial Officer
501 Route 22
Bridgewater, NJ 08807
James P. Bossert                           Executive Vice President and Director
22 Corporate Plaza Drive
Newport Beach, CA 92660
Robert L. Davidow                          Director
367 Stanwich Road
Greenwich, CT 06830
Elizabeth M. Forget                        Executive Vice President and Director
260 Madison Avenue
New York, NY 10016
George Foulke                              Director
501 Route 22
Bridgewater, NJ 08807
Francis A. Goodhue, III                    Director
Morgan Guaranty
345 Park Avenue
New York, NY 10017




NAME AND PRINCIPAL BUSINESS ADDRESS        POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------      ----------------------------------------
Richard A. Hemmings                        Director
Lord, Bissell & Brook
115 S. LaSalle Street
Chicago, IL 60603
Lisa S. Kuklinski                          Director
Harborside Financial Center
600 Plaza II
Jersey City, NJ 07311
Hugh C. McHaffie                           Executive Vice President and Director
501 Boylston Street
Boston, MA 02116
Thomas A. Price                            Director
Bank of New York
1 Wall Street
New York, NY 10286
Kevin J. Paulson                           Senior Vice President
4700 Westown Parkway
West Des Moines, IA 50266
Richard C. Pearson                         Executive Vice President,
22 Corporate Plaza Drive                   General Counsel, Secretary and Director
Newport Beach, CA 92660
Helayne F. Klier                           Executive Vice President
260 Madison Avenue
New York, NY 10016
Jeffrey A. Tupper                          Assistant Vice President and Director
22 Corporate Plaza Drive
Newport Beach, CA 92660
Leonard M. Bakal                           Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Roberto Baron                              Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Debora L. Buffington                       Vice President, Director of Compliance
22 Corporate Plaza Drive
Newport Beach, CA 92660
Betty Davis                                Vice President
1125 17th Street
Suite 800
Denver, CO 80202
Brian C. Kiel                              Vice President, Appointed Actuary
501 Route 22
Bridgewater, NJ 08807
Christopher A. Kremer                      Vice President
501 Boylston Street
Boston, MA 02116
Marian J. Zeldin                           Vice President
501 Route 22
Bridgewater, NJ 08907
Karen A. Johnson                           Vice President
501 Boylston Street
Boston, MA 02116



NAME AND PRINCIPAL BUSINESS ADDRESS        POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------      -------------------------------------
Deron J. Richens                           Vice President
22 Corporate Plaza Drive
Newport Beach, CA 92660
Henryk Sulikowski, Jr.                     Vice President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Anthony J. Williamson                      Treasurer
1 Metlife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


     (to be updated by amendment)


     The Registrant is a separate account of First MetLife Investors Insurance Company under New York state insurance law. First MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF MARCH 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of March 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28.   Bond Trust Account A (MA)

      29.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      30.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c)    Omega Reinsurance Corporation (AZ)

      31.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii)RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (ix) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (x)   RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xi) General American Argentina Seguros de Vida, S.A. (Argentina)

                              (xii) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xiii)RGA Technology Partners, Inc. (MO)

                              (xiv) RGA International Reinsurance Company
                                    (Ireland)

      32.   Corporate Real Estate Holdings, LLC (DE)

      33. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      34.   Tower Resources Group, Inc. (DE)

      35.   Headland Development Corporation (CA)

      36.   Headland - Pacific Palisades, LLC (CA)

      37.   Headland Properties Associates (CA)

      38.   Krisman, Inc. (MO)

      39.   Special Multi-Asset Receivables Trust (DE)

      40.   White Oak Royalty Company (OK)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACT OWNERS


     As of July 30, 2005, there were ____ qualified contract owners and ___ non-qualified contract owners of Class VA contracts; ____ qualified contract owners and ____ non-qualified contract owners of Class AA contracts; and ____ qualified contract owner and ____ non-qualified owner of Class B contracts. (to be updated by amendment)


ITEM 28. INDEMNIFICATION

     The Bylaws of the Company (Article VII, Section VII.1) provide that:

     The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or interstate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

     The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

     A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in the first two paragraphs of this Article VII, shall be entitled to indemnification as authorized in such paragraphs. Except as provided in the preceding sentence and unless ordered by a court, any indemnification under such paragraphs shall be made by the Corporation, only if authorized in the specific case:

  (1) By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director, officer or employee has met the standard of conduct set forth in the first two paragraphs of this Article VII, as the case may be or

  (2) If such a quorum is not obtainable with due diligence or, even if obtainable, a quorum of disinterested directors so directs,

    (a) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in the first two paragraphs of this Article VII has been met by such director, officer or employee, or

    (b) By the shareholders upon a finding that the director, officer or employee has met the applicable standard of conduct set forth in such paragraphs.

     Expenses, including attorneys' fees, incurred in defending a civil or criminal action or a proceeding may be paid by the Corporation in advance of the final disposition of such action or proceeding, if authorized in accordance with the preceding paragraph, subject to repayment to the Corporation in case the person receiving such advancement is ultimately found, under the procedure set forth in this Article VII, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the Corporation exceed the indemnification to which he or she is entitled.

     Nothing herein shall affect the right of any person to be awarded indemnification or, during the pendency of litigation, an allowance of expenses, including attorneys' fees, by a court in accordance with the law.

     If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the Corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

     The Corporation shall have the power, in furtherance of the provisions of this Article VII, to apply for, purchase and maintain insurance of the type and in such amounts as is or may hereafter be permitted by Section 726 of the Business Corporation Law.

     No payment of indemnification, advancement or allowance under Sections 721 to 726, inclusive, of the Business Corporation Law shall be made unless a notice has been filed with the Superintendent of Insurance of the State of New York, not less than thirty days prior to such payment, specifying the persons to be paid, the amounts to be paid, the manner in which such payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

    Met Investors Series Trust
       MetLife Investors USA Separate Account One
       MetLife Investors Variable Annuity Account One
       MetLife Investors Variable Annuity Account Five
       MetLife Investors Variable Life Account One
       MetLife Investors Variable Life Account Five
       General American Separate Account Eleven
       General American Separate Account Twenty-Eight
       General American Separate Account Twenty-Nine
       General American Separate Account Two
       Security Equity Separate Account Twenty-Six
       Security Equity Separate Account Twenty-Seven
       Separate Account A of Paragon Life
       Separate Account B of Paragon Life

       Separate Account C of Paragon Life
       Separate Account D of Paragon Life

  (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.


NAME AND PRINCIPAL BUSINESS ADDRESS        POSITIONS AND OFFICES WITH UNDERWRITER
-------------------------------------      ---------------------------------------
Michael K. Farrell                         Director
22 Corporate Plaza Drive
Newport Beach, CA 92660
Craig W. Markham                           Director
13045 Tesson Ferry Road
St. Louis, MO 63128
William J. Toppeta                         Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City NY 11101
Leslie Sutherland                          President
1 Metlife Plaza
Long Island City NY 11101
Timothy A. Spangenberg                     Executive Vice President,
13045 Tesson Ferry Road                    Chief Financial Officer
St. Louis, MO 63128
Elizabeth M. Forget                        Executive Vice President,
260 Madison Avenue                         Chief Marketing Officer
New York, NY 10016
Edward C. Wilson                           Executive Vice President,
22 Corporate Plaza Drive                   Chief Distribution Officer
Newport Beach, CA 92660
Paul A. LaPiana                            Executive Vice President,
22 Corporate Plaza Drive                   Life Insurance Distribution Division
Newport Beach, CA 92660
Helayne F. Klier                           Executive Vice President
260 Madison Avenue
New York, NY 10016
Richard C. Pearson                         Executive Vice President,
22 Corporate Plaza Drive                   General Counsel, Secretary
Newport Beach, CA 92660
Anthony J. Williamson                      Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City NY 11101
Charles M. Deuth                           Vice President, National Accounts
22 Corporate Plaza Drive                   and Director
Newport Beach, CA 92660
Deborah L. Buffington                      Vice President, Director of Compliance
22 Corporate Plaza Drive
Newport Beach, CA 92660

  (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                   (1)                                (2)                   (3)                 (4)                (5)
                                                Net Underwriting
                                                 Discounts And          Compensation         Brokerage            Other
Name of Principal Underwriter                     Commissions          On Redemption        Commissions        Compensation
-----------------------------------------      -----------------      ---------------      -------------      -------------
 MetLife Investors Distribution Company           $11,902,127              $0                  $0                 $0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant

     (b) MetLife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266

     (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
    02110

     (d) MetLife Investors Distribution Company, 22 Corporate Plaza Drive, New Port Beach, CA 92660

  (e) MetLife Investors Insurance Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660

     (f) MetLife, 4010 Boy Scout Blvd., Tampa, FL 33607

     (g) MetLife, 501 Boylston Street, Boston, MA 02116

     (h) MetLife, 200 Park Avenue, New York, NY 10166

ITEM 31. MANAGEMENT SERVICES

     Not Applicable.

ITEM 32. UNDERTAKINGS

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

     d. First MetLife Investors Insurance Company (Company) hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                REPRESENTATIONS

     The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.


                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf in the City of New York and State of New York on this 7th day of July 2005.



        FIRST METLIFE INVESTORS VARIABLE ANNUITY
        ACCOUNT ONE
        (Registrant)
        By:        FIRST METLIFE INVESTORS INSURANCE COMPANY
        By:        /s/ Michael K. Farrell
                   ----------------------------------------
                   Michael K. Farrell
                   President and Chief Executive Officer
        FIRST METLIFE INVESTORS INSURANCE COMPANY
        (Depositor)
        By:        /s/ Michael K. Farrell
                   ----------------------------------------
                   Michael K. Farrell
                   President and Chief Executive Officer


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 7, 2005.




/s/ Michael K. Farrell*
--------------------------------        Chairman of the Board, Chief Executive Officer,
Michael K. Farrell                      President and Director
/s/ James P. Bossert*                   Executive Vice President and Director
--------------------------------
James P. Bossert
/s/ Matthew K. Wessel*                  Vice President and Chief Financial Officer (Principal
--------------------------------
                                        Accounting Officer)
Matthew K. Wessel
/s/ Robert L. Davidow*                  Director
--------------------------------
                                        Director
--------------------------------
Norse N. Blazzard
Robert L. Davidow
/s/ Elizabeth M. Forget*                Director
--------------------------------
Elizabeth M. Forget
/s/ George Foulke*                      Director
--------------------------------
George Foulke
/s/ Francis A. Goodhue, III*            Director
--------------------------------
Francis A. Goodhue, III
/s/ Robert A. Hemmings*                 Director
--------------------------------
Robert A. Hemmings
/s/ Lisa S. Kuklinski*                  Director
--------------------------------
Lisa S. Kuklinski
/s/ Hugh C. McHaffie*                   Director
--------------------------------
Hugh C. McHaffie
/s/ Richard C. Pearson*                 Director
--------------------------------
Richard C. Pearson
/s/ Thomas A. Price*                    Director
--------------------------------
Thomas A. Price
/s/ Jeffrey A. Tupper*                  Director
--------------------------------
Jeffrey A. Tupper





        *By:        /s/ Michele H. Abate
                    ----------------------------------------
                    Michele H. Abate, Attorney-In-Fact
                    July 7, 2005



* First MetLife Investors Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-96775/811-08306) filed as Exhibit 14 on April 29, 2004, except for Matthew K. Wessel whose power of attorney is filed herewith.

                               INDEX TO EXHIBITS

4(xx)      Guaranteed Withdrawal Benefit Rider

4(xxi)      Guaranteed Withdrawal Benefit Endorsement

4(xxii)      Form of Contract Schedule

4(xxiii)  Guaranteed Minimum Accumulation Benefit Rider

5(iv)      Form of Variable Annuity Application (Class AA)

5(v)      Form of Variable Annuity Application (Class B)

5(vi)     Form of Variable Annuity Application (Class VA)

13(ii)     Power of Attorney for Matthew K. Wessel